UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2015

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment amends and restates in its entirety Exhibit 14.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2015.  The Code of Conduct attached to the Original Form 8-K as Exhibit 14.1 contained certain formatting and conversion errors that occurred during the EDGARization process.  The attached Exhibit 14.1 has been reformatted to correct those issues.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	14.1	Code of Conduct of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CHRISTOPHER & BANKS CORPORATION

Date: March 26, 2015	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 26, 2015	001-31390

CHRISTOPHER & BANKS CORPORATION

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Exhibit Number	Description

14.1	Code of Conduct of Christopher & Banks Corporation.